UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 28, 2005



                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            NEW YORK                      0-15502            13-3238402
  (State or other jurisdiction of       (Commission       (I.R.S. Employer
  incorporation or organization)         File Number)     Identification No.)

170 CROSSWAYS PARK DRIVE, WOODBURY, NEW YORK                   11797
(Address of principal executive offices)                     (Zip Code)

                                 (516) 677-7200
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           By unanimous written consent, on February 3, 2005, upon recommendation of the Corporate Governance and Nominating Committee of the Board of Directors (the "Board") of Comverse Technology, Inc. (the "Company"), the Board authorized and approved: (i) that each independent director of the Company shall receive 17,000 stock options of the Company's common stock per year; and
(ii) a Notice of Grant Of Stock Options and Option Agreement for directors with 25% of the stock options vesting quarterly on each of the last day of the Company's first, second, third and fourth fiscal quarters. A form of award grant is attached hereto as an exhibit and is hereby incorporated by reference.

           By unanimous written consent on August 4, 2004, the Board authorized and approved the Corporate Governance and Nominating Committee's recommendation to pay (a) the independent directors of the Board (i) an annual $30,000 cash retainer, (ii) $1,500 for attendance at each Board meeting, and (iii) $1,000 for attendance at each Committee meeting of the Board; and (b) a $7,000 annual retainer for the Chairman of each of the Audit Committee and Compensation Committee.

           On January 28, 2005, each of the independent directors of the Board received a $7,500 payment representing the quarterly installment of the annual retainer. John Friedman, as Chairman of the Compensation Committee, and Ron Hiram, as Chairman of the Audit Committee, each received a $1,750 payment representing the quarterly installment of the annual retainer.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

     The following exhibit is filed as part of this Report:

     Exhibit No.    Description
     -----------    -----------

       10.1 Form of Agreement evidencing a grant of Stock Options under the Comverse Technology, Inc. Stock Incentive Compensation Plans to its directors.




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
                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMVERSE TECHNOLOGY, INC.



                                       By:   /s/David Kreinberg
                                             -----------------------------------
                                             Name:  David Kreinberg
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

Dated:  February 3, 2005




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
                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------

         10.1 Form of Agreement evidencing a grant of Stock Options under the Comverse Technology, Inc. Stock Incentive Compensation Plans to its directors.








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